Long-Term Incentive Compensation Plans	12 Months Ended
Dec. 31, 2012
Long-Term Incentive Compensation Plans [Abstract]
Long-Term Incentive Compensation Plans
Long-Term Incentive Compensation Plans

Long-Term Incentive Cash Plan

In 2012, 2011, and 2010, key managers participated in a long-term incentive plan (LTIP) that pays awards in cash. The LTIP provided an annual award notice to participants granting them the opportunity to earn a cash award that was based on a target percentage of the participant's base salary and the company's achievement against corporate goals, both of which were set annually. Under the LTIP, the award, if any, is paid in three equal installments due no later than March 15 of the three years following the year the award was granted with continued employment as a precondition for receipt of each award installment. We recognize compensation expense based on the probability of the performance goals being met over the vesting period. We recognized $6.7 million, $2.4 million, and $3.0 million of LTIP expense in 2012, 2011, and 2010, respectively.

Management Equity Agreement

Certain key managers and unaffiliated directors (each a management investor) have purchased or been awarded, pursuant to the terms of separate Management Equity Agreements or Director Equity Agreements (collectively the Equity Plan), equity units in Forest Products Holdings, L.L.C. (FPH) at prices (with respect to Series B Units) that approximated fair value on the date of purchase. Those who purchased the FPH Series B equity units received grants of FPH Series C equity units (profit interests) that represent the right to participate in profits. In addition, FPH has issued Series C equity units to key managers and nonaffiliated directors for no consideration.

Compensation Expense

We did not recognize compensation expense on the date of grant for the Series B equity units, because the fair value of the units issued by FPH was equal to or less than the amount each employee was required to pay. The Series C equity units are accounted for as restricted stock. We recognized compensation expense for the Series C equity units based on the fair value on the date of the grant and/or the award modification date. Compensation expense was recognized ratably over the vesting period for the Series C equity units that vest over time and ratably over the award period for the units that vest based on internal rates of return. During the year ended December 31, 2010, we recognized $1.6 million of compensation expense, which was primarily recorded in "General and administrative expenses." No related compensation expense was recorded in 2012 or 2011, as all equity units were fully vested or forfeited as of December 31, 2010.

Redemption Provisions

The FPH Series B and Series C equity units held by management investors are redeemable at FPH's option upon termination of the management investor's employment (or membership on the company's board of directors) and at the option of the holder in the event of death or disability or the sale of a division resulting in the termination of his or her employment. The Senior Notes and our Revolving Credit Facility contain a restricted payments covenant with a specific exception for equity redemptions up to $5 million in any year, subject to a two-year carryforward and carryback provision that provides an aggregate limit in any one year of $15 million. Additional exceptions to the covenant may also be utilized to permit equity redemptions.

Except in the event of death or disability, BC Holdings believes that the redemption of these units is within its control due to the interlocking boards of FPH and BC Holdings and because FPH was organized solely for the purpose of establishing BC Holdings to complete the Forest Products Acquisition. Repurchases under the Equity Plan have been funded by mirror-image redemptions of Series B and Series C equity units held by FPH in its subsidiaries. The redemption of the FPH Series B and Series C equity units and the expected parallel redemptions of our Series B and Series C equity units are a contingent event outside the employee's control. However, because FPH units are subject to mandatory redemption in an event that is outside BC Holdings' control (death or disability), these units are required to be classified outside of permanent equity on the Consolidated Balance Sheets at fair value as of the grant date and/or award modification date. Accordingly, at December 31, 2012 and 2011, BC Holdings recorded and allocated to us $6.4 million and $8.7 million, respectively, which we recorded in "Redeemable equity" on our Consolidated Balance Sheets.

In the event that a management investor's employment with us is terminated or his service as a director terminates, as the case may be, FPH holds an option, pursuant to the Equity Plan, to reacquire its equity units held by departing management investors at prices provided for in such agreements. FPH did not redeem or repurchase any equity units in 2012, 2011, and 2010.

Activity of Redeemable Equity Units

The following summarizes the activity of the redeemable equity units, based on the fair value of the equity units as of the grant date or the date the awards were modified.

	Series B Equity Units			Series C Equity Units			Total Redeemable Equity
	Units	Weighted Average Grant-Date Fair Value	Amount	Units	Weighted Average Grant-Date Fair Value	Amount
	(thousands, except per-share data)
Balance at December 31, 2010	2,736	$1.00	$2,736	14,425	$0.46	$6,563	$9,299
Allocation of redeemable equity to Stockholder's equity (a)	(214)	1.00	(214)	(710)	0.47	(336)	(550)
Balance at December 31, 2011	2,522	1.00	2,522	13,715	0.45	6,227	8,749
Allocation of redeemable equity to Stockholder's equity (a)	(114)	1.00	(114)	(6,326)	0.35	(2,192)	(2,306)
Balance at December 31, 2012	2,408	$1.00	$2,408	7,389	$0.55	$4,035	$6,443
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(a)
In 2012 and 2011, we reclassified certain redeemable equity units into "Stockholder's Equity" on our Consolidated Balance Sheets. The reclassifications resulted from employee retirements or terminations causing the equity units to no longer be subject to mandatory redemption in an event that is outside of BC Holdings' control.

As of December 31, 2010, all Series B and Series C service-condition equity units were vested, and all compensation expense related to the equity units had been recognized.